                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of Report
                                 July 28, 1994



                          PARTECH HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)



              0-14361                                 31-1166419
    (Commission File Number)                  (I.R.S. Employer I.D. Number)



       3366 Riverside Drive, Suite 200, Columbus, Ohio           43221
          (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code
                                 (614) 538-0660

ITEM 5.  OTHER EVENTS.


     Partech Holdings Corporation's Special Meeting of Stockholders was held on July 21, 1994. The Company solicited proxies.

     The only matter voted upon was a one (1) for three (3) reverse stock split (the "Reverse Split"). The Company's Certificate of Amendment for the Reverse Split was filed with the Secretary of State of Delaware on July 26, 1994, thereby causing this date to be the effective date of the Reverse Split. The result of voting was as follows: 4,599,331 votes for, 99,957 votes against/withheld, 21,099 votes abstained and 439,450 broker non-votes.


                                                 PARTECH HOLDINGS CORPORATION
                                                 (Registrant)



Date:  July 28, 1994                             By:  /s/ JOHN E. RAYL
                                                     ---------------------
                                                     John E. Rayl
                                                     President



Exhibit 3.6 Partech Holdings Corporation restated Certificate of Incorporation, filed herewith as Exhibit 3.6.

Exhibit 4.13 Form of Common Share Certificate of Partech Holdings Corporation
             for foreign stock holders, filed herewith as Exhibit 4.13.

Exhibit 4.14 Form of Common Share Certificate of Partech Holdings Corporation
             for domestic stock holders, filed herewith as Exhibit 4.14.



                                      2